Exhibit 99.1

COMERICA REPORTS THIRD QUARTER 2004 EARNINGS

DETROIT/October 19, 2004 — Comerica Incorporated (NYSE: CMA) today reported third quarter 2004 earnings of $196 million, or $1.13 per diluted share, compared to $192 million, or $1.10 per diluted share, for the second quarter 2004 and $157 million, or $0.89 per diluted share, for the third quarter 2003.

(dollar amounts in millions)	3rd Qtr '04	2nd Qtr '04	3rd Qtr '03
Diluted EPS	$1.13	$1.10	$0.89
Net Interest Income	$451	$448	$465
Net Interest Margin	3.86%	3.77%	3.70%
Provision for Loan Losses	$0	$20	$83
Noninterest Income	$206	$228	$221
Noninterest Expenses	$372	$372	$377
Net Income	$196	$192	$157
Return on Equity	15.68%	15.35%	12.55%

“Third quarter results reflect the continuation of solid trends from the second quarter, namely higher net interest income, well controlled expenses and steady improvement in credit costs,” said Ralph W. Babb Jr., chairman and chief executive officer. “Loans remained relatively stable, and we feel we have a strong base from which to grow our portfolio when a more robust business climate takes hold.”

Net Interest Income
Net interest income was $451 million for the third quarter 2004, compared to $448 million for the second quarter 2004 and $465 million for the third quarter 2003. Average earning assets of $46.4 billion for the third quarter 2004 decreased $1.2 billion from the second quarter 2004, or three percent, primarily as a result of declines in average short-term investments ($894 million) and average investment securities available-for-sale ($235 million). Average loans were $40.6 billion for the third quarter 2004, compared to $40.7 billion for the second quarter 2004. Average deposits of $39.7 billion for the third quarter 2004 decreased $1.2 billion, or three percent, from the second quarter 2004. The largest decline was in noninterest-bearing mortgage financing-related title and escrow deposits ($904 million).

The net interest margin increased nine basis points from the second quarter 2004 to 3.86 percent, due to an increasing rate environment and the decrease in short-term liquidity.

Noninterest Income
Noninterest income was $206 million for the third quarter 2004, compared to $228 million for the second quarter 2004 and $221 million for the third quarter 2003. Noninterest income in the third quarter 2004 included $6 million of net securities losses and $3 million of income distributions (net of write-downs) from unconsolidated venture capital and private equity investments. Noninterest income in the second quarter 2004 included net securities gains of $1 million, $5 million of income distributions (net of write-downs) from unconsolidated venture capital and private equity investments and a net gain of $7 million on the sale of a portion of Comerica’s merchant card processing business.

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COMERICA REPORTS THIRD QUARTER 2004 EARNINGS — 2

Noninterest Expenses
Noninterest expenses were $372 million for the third and second quarters of 2004 compared to $377 million for the third quarter 2003. Included in salary and employee benefits expenses in the third quarter 2004 was a $7 million reduction in expense due to employee forfeitures of stock-based compensation and revisions to employee forfeiture assumptions for stock options. Noninterest expenses in the third quarter 2004 included litigation-related costs of $12 million, compared to $1 million for the second quarter 2004. Severance expenses for the third quarter 2004 were $1 million, compared to $4 million for the second quarter 2004. Year-to-date severance expenses were $8 million through September 30, 2004.

Credit Quality

(dollar amounts in millions)	3rd Qtr '04	2nd Qtr '04	3rd Qtr '03
Net Charge-offs	$33	$56	$83
Net Charge-offs/Average Total Loans	0.33%	0.55%	0.79%
Provision for Loan Losses	$0	$20	$83
Nonperforming Assets (NPAs)	$388	$430	$627
NPAs/Total Loans, Other Real Estate & Nonaccrual Debt Securities	0.98%	1.07%	1.54%
Allowance for Loan Losses	$729	$762	$802
Allowance for Loan Losses/Total Loans	1.83%	1.90%	1.97%
Allowance for Credit Losses on Lending-related Commitments*	$24	$28	$29

* Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

During the third quarter of 2004, $106 million of loans greater than $2 million were transferred to nonaccrual status. Nonperforming assets were $388 million at September 30, 2004, a decrease of $42 million from June 30, 2004.

“We were pleased by the continued improvements in credit metrics in the third quarter, which resulted in a $33 million decline in the allowance for loan losses from the second quarter,” said Babb. “Net charge-offs of $33 million were at the lowest level in more than three years, and nonaccrual and watch list loans continued to decline.”

Balance Sheet and Capital Management
Total assets and common shareholders’ equity were $53.0 billion and $5.0 billion, respectively, at September 30, 2004, compared to $54.5 billion and $4.9 billion, respectively, at June 30, 2004. There were approximately 171 million shares outstanding at September 30, 2004, compared to approximately 172 million shares outstanding at June 30, 2004. In the third quarter of 2004, approximately 1.5 million shares were repurchased in the open market for $89 million. Comerica’s third quarter 2004 estimated tier 1 common, tier 1 and total risk-based capital ratios were 8.16 percent, 8.81 percent and 13.06 percent, respectively.

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COMERICA REPORTS THIRD QUARTER 2004 EARNINGS — 3

Conference Call and Webcast
Comerica will host a conference call to review third quarter 2004 financial results at 8 a.m. ET Tuesday, October 19, 2004. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 273710). The call and supplemental financial information can be accessed via a Webcast at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through Friday, November 19, 2004. The conference call replay can be accessed by calling (800) 642-1687 or (706) 645-9291 (event ID No. 273710). A replay of the Webcast can also be accessed at www.comerica.com.

Comerica Incorporated is a financial services company headquartered in Detroit, strategically aligned into three major lines of business: the Business Bank, Small Business and Personal Financial Services, and Wealth and Institutional Management. Comerica focuses on relationships and helping businesses and people to be successful. To receive e-mail alerts of breaking Comerica news, go to www.comerica.com/newsalerts.

Forward-looking Statement
Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “project,” “plan,” “outlook,” “may,” “could,” “would” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery, implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in the accounting treatment of any particular item, the impact of regulatory examinations, changes in the businesses or industries in which Comerica has a concentration of loans, the anticipated performance of any new banking branches, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contacts:	Investor Contacts:
Sharon R. McMurray	Helen L. Arsenault
(313) 222-4881	(313) 222-2840

Wayne J. Mielke	Judith M. Chavis
(313) 222-4732	(313) 222-6317

CONSOLIDATED FINANCIAL HIGHLIGHTS

Comerica Incorporated and Subsidiaries

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in millions, except per share data)	2004	2004	2003	2004	2003
PER SHARE AND COMMON STOCK DATA
Diluted net income	$1.13	$1.10	$0.89	$3.15	$2.86
Cash dividends declared	0.52	0.52	0.50	1.56	1.50
Common shareholders’ equity (at period end)	29.52	28.75	29.05
Average diluted shares (in thousands)	172,864	174,248	176,290	174,346	176,089

KEY RATIOS
Return on average common shareholders’ equity	15.68%	15.35%	12.55%	14.57%	13.39%
Return on average assets	1.55	1.49	1.16	1.44	1.25
Average common shareholders’ equity as a percentage of average assets	9.91	9.70	9.27	9.88	9.36
Tier 1 common capital ratio *	8.16	8.00	7.92
Tier 1 risk-based capital ratio *	8.81	8.64	8.58
Total risk-based capital ratio *	13.06	12.91	12.64
Leverage ratio *	10.33	9.97	9.54

AVERAGE BALANCES
Commercial loans (1)	$22,096	$22,178	$23,314	$21,997	$24,295
Real estate construction loans	3,273	3,253	3,500	3,293	3,554
Commercial mortgage loans	7,951	8,050	7,617	7,989	7,452
Residential mortgage loans (1)	1,239	1,209	1,188	1,225	1,178
Consumer loans (1)	2,671	2,653	2,461	2,650	2,452
Lease financing	1,266	1,271	1,273	1,276	1,280
International loans	2,149	2,115	2,528	2,171	2,660

Total loans	$40,645	$40,729	$41,881	$40,601	$42,871
Earning assets	46,426	47,639	49,846	46,960	49,299
Total assets	50,348	51,593	53,921	50,891	53,517
Interest-bearing deposits	25,722	26,183	27,409	26,173	27,771
Total interest-bearing liabilities	30,435	31,011	33,029	31,055	33,569
Noninterest-bearing deposits	14,012	14,730	15,079	13,910	14,150
Common shareholders’ equity	4,990	5,003	5,000	5,029	5,011

NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$452	$448	$466	$1,346	$1,471
Fully taxable equivalent adjustment	1	—	1	2	2
Net interest margin	3.86%	3.77%	3.70%	3.82%	3.99%

CREDIT QUALITY
Nonaccrual loans	$361	$404	$598
Other real estate	27	26	25
Nonaccrual debt securities	—	—	4
Total nonperforming assets	388	430	627
Loans 90 days past due and still accruing	20	25	56
Gross charge-offs	53	76	94	$213	$311
Recoveries	20	20	11	54	22
Net charge-offs	33	56	83	159	289

Allowance for loan losses as a percentage of total loans	1.83%	1.90%	1.97%
Net loans charged off as a percentage of average total loans	0.33	0.55	0.79	0.52%	0.90%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	0.98	1.07	1.54
Allowance for loan losses as a percentage of total nonperforming assets	188	177	128

ADDITIONAL DATA
Goodwill	$247	$247	$247
Core deposit intangible	—	—	2
Other intangibles	1	1	1
Loan servicing rights	20	19	16
Deferred mutual fund distribution costs	9	10	14
Amortization of intangibles	—	1	—	$1	$1

(1) Loans to individuals associated with commercial lending relationships were reclassified from commercial loans to residential mortgage loans and consumer loans in the second quarter of 2004. Prior periods have been reclassified.

* September 30, 2004 ratios are estimated

CONSOLIDATED BALANCE SHEETS

Comerica Incorporated and Subsidiaries

	September 30,	June 30,	December 31,	September 30,
(in millions , except share data)	2004	2004	2003	2003
ASSETS
Cash and due from banks	$1,560	$1,865	$1,527	$1,955
Short-term investments	5,055	5,977	4,013	4,805
Investment securities available-for-sale	4,198	4,332	4,489	5,086

Commercial loans	21,146	21,458	21,579	22,030
Real estate construction loans	3,276	3,282	3,397	3,496
Commercial mortgage loans	7,931	8,080	7,878	7,631
Residential mortgage loans	1,263	1,211	1,228	1,210
Consumer loans	2,722	2,672	2,610	2,501
Lease financing	1,260	1,266	1,301	1,289
International loans	2,117	2,130	2,309	2,478

Total loans	39,715	40,099	40,302	40,635
Less allowance for loan losses	(729)	(762)	(803)	(802)

Net loans	38,986	39,337	39,499	39,833
Premises and equipment	399	389	374	368
Customers’ liability on acceptances outstanding	41	44	27	22
Accrued income and other assets	2,720	2,599	2,663	2,726

Total assets	$52,959	$54,543	$52,592	$54,795

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$16,811	$17,568	$14,104	$16,198
Interest-bearing deposits	25,424	26,343	27,359	27,498

Total deposits	42,235	43,911	41,463	43,696
Short-term borrowings	225	210	262	296
Acceptances outstanding	41	44	27	22
Accrued expenses and other liabilities	1,021	847	929	870
Medium- and long-term debt	4,401	4,597	4,801	4,818

Total liabilities	47,923	49,609	47,482	49,702

Common stock — $5 par value:
Authorized - 325,000,000 shares
Issued - 178,735,252 shares at 9/30/04, 6/30/04, 12/31/03 and 9/30/03	894	894	894	894
Capital surplus	408	398	384	378
Accumulated other comprehensive income (loss)	(24)	(82)	74	111
Retained earnings	4,222	4,125	3,973	3,909
Less cost of common stock in treasury - 8,169,292 shares at 9/30/04, 7,124,990 shares at 6/30/04, 3,735,163 shares at 12/31/03 and 3,421,888 shares at 9/30/03	(464)	(401)	(215)	(199)

Total shareholders’ equity	5,036	4,934	5,110	5,093

Total liabilities and shareholders’ equity	$52,959	$54,543	$52,592	$54,795

CONSOLIDATED STATEMENTS OF INCOME

Comerica Incorporated and Subsidiaries

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions, except per share data)	2004	2003	2004	2003
INTEREST INCOME
Interest and fees on loans	$514	$530	$1,510	$1,700
Interest on investment securities	36	37	111	124
Interest on short-term investments	8	12	25	28

Total interest income	558	579	1,646	1,852
INTEREST EXPENSE
Interest on deposits	79	86	224	293
Interest on short-term borrowings	1	1	2	6
Interest on medium- and long-term debt	27	27	76	84

Total interest expense	107	114	302	383

Net interest income	451	465	1,344	1,469
Provision for loan losses	—	83	85	300

Net interest income after provision for loan losses	451	382	1,259	1,169
NONINTEREST INCOME
Service charges on deposit accounts	57	60	178	179
Fiduciary income	43	42	128	125
Commercial lending fees	14	16	41	46
Letter of credit fees	17	17	49	49
Foreign exchange income	9	11	28	30
Brokerage fees	9	8	27	24
Investment advisory revenue, net	8	8	26	22
Bank-owned life insurance	10	12	28	33
Equity in earnings of unconsolidated subsidiaries	3	2	11	5
Warrant income	1	1	6	1
Net securities gains (losses)	(6)	4	—	46
Net gain on sales of businesses	—	—	7	—
Other noninterest income	41	40	125	107

Total noninterest income	206	221	654	667
NONINTEREST EXPENSES
Salaries and employee benefits	225	229	686	670
Net occupancy expense	32	34	93	96
Equipment expense	14	16	43	46
Outside processing fee expense	16	18	51	53
Software expense	11	10	31	28
Customer services	8	6	17	18
Litigation and operational losses	16	6	27	14
Other noninterest expenses	50	58	165	179

Total noninterest expenses	372	377	1,113	1,104

Income before income taxes	285	226	800	732
Provision for income taxes	89	69	250	229

NET INCOME	$196	$157	$550	$503

Net income applicable to common stock	$196	$157	$550	$503

Basic net income per common share	$1.15	$0.90	$3.19	$2.88
Diluted net income per common share	1.13	0.89	3.15	2.86
Cash dividends declared on common stock	88	88	268	262
Dividends per common share	0.52	0.50	1.56	1.50

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME

Comerica Incorporated and Subsidiaries

						Third Quarter 2004 Compared To:
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter 2004		Third Quarter 2003
(in millions, except per share data)	2004	2004	2004	2003	2003	Amount	Percent	Amount	Percent
INTEREST INCOME
Interest and fees on loans	$514	$500	$496	$511	$530	$14	2.9%	$(16)	(3.0)%
Interest on investment securities	36	35	40	41	37	1	N/M	(1)	(2.6)
Interest on short-term investments	8	10	7	8	12	(2)	(7.9)	(4)	(28.2)

Total interest income	558	545	543	560	579	13	2.5	(21)	(3.5)
INTEREST EXPENSE
Interest on deposits	79	72	73	77	86	7	10.5	(7)	(7.4)
Interest on short-term borrowings	1	—	1	1	1	1	40.5	—	(28.1)
Interest on medium- and long-term debt	27	25	24	25	27	2	11.6	—	1.8

Total interest expense	107	97	98	103	114	10	11.0	(7)	(5.4)

Net interest income	451	448	445	457	465	3	0.7	(14)	(3.0)
Provision for loan losses	—	20	65	77	83	(20)	(100.0)	(83)	(100.0)

Net interest income after provision for loan losses	451	428	380	380	382	23	5.4	69	18.1
NONINTEREST INCOME
Service charges on deposit accounts	57	59	62	59	60	(2)	(4.6)	(3)	(5.5)
Fiduciary income	43	41	44	44	42	2	2.6	1	0.2
Commercial lending fees	14	13	14	17	16	1	14.6	(2)	(6.5)
Letter of credit fees	17	17	15	16	17	—	0.5	—	(0.4)
Foreign exchange income	9	10	9	6	11	(1)	(21.0)	(2)	(24.9)
Brokerage fees	9	8	10	10	8	1	N/M	1	5.0
Investment advisory revenue, net	8	9	9	8	8	(1)	(2.4)	—	4.6
Bank-owned life insurance	10	9	9	9	12	1	12.5	(2)	(14.8)
Equity in earnings of unconsolidated subsidiaries	3	5	3	1	2	(2)	(38.5)	1	38.6
Warrant income	1	4	1	3	1	(3)	(62.6)	—	132.1
Net securities gains (losses)	(6)	1	5	4	4	(7)	N/M	(10)	N/M
Net gain on sales of businesses	—	7	—	—	—	(7)	N/M	—	N/M
Other noninterest income	41	45	39	43	40	(4)	(8.1)	1	4.6

Total noninterest income	206	228	220	220	221	(22)	(9.5)	(15)	(6.6)
NONINTEREST EXPENSES
Salaries and employee benefits	225	235	226	227	229	(10)	(4.2)	(4)	(1.8)
Net occupancy expense	32	31	30	32	34	1	3.4	(2)	(6.2)
Equipment expense	14	14	15	15	16	—	(3.9)	(2)	(13.1)
Outside processing fee expense	16	18	17	18	18	(2)	(8.5)	(2)	(11.0)
Software expense	11	9	11	9	10	2	8.2	1	8.7
Customer services	8	7	2	7	6	1	30.9	2	39.8
Litigation and operational losses	16	3	8	4	6	13	474.6	10	175.5
Other noninterest expenses	50	55	60	67	58	(5)	(10.2)	(8)	(14.3)

Total noninterest expenses	372	372	369	379	377	—	(0.1)	(5)	(1.3)

Income before income taxes	285	284	231	221	226	1	0.6	59	26.3
Provision for income taxes	89	92	69	63	69	(3)	(2.2)	20	30.0

NET INCOME	$196	$192	$162	$158	$157	$4	1.9%	$39	24.7%

Net income applicable to common stock	$196	$192	$162	$158	$157	$4	1.9%	$39	24.7%

Basic net income per common share	$1.15	$1.11	$0.93	$0.90	$0.90	$0.04	3.6%	$0.25	27.8%
Diluted net income per common share	1.13	1.10	0.92	0.89	0.89	0.03	2.7	0.24	27.0
Cash dividends declared on common stock	88	90	90	88	88	(2)	(0.9)	—	1.4
Dividends per common share	0.52	0.52	0.52	0.50	0.50	—	—	0.02	4.0

N/M - Not meaningful

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

Comerica Incorporated and Subsidiaries

	2004			2003
(in millions)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
Balance at beginning of period	$762	$798	$803	$802	$802
Loans charged-off:
Commercial	41	57	64	74	70
Real estate construction:
Real estate construction business line	1	1	—	1	—
Other	—	—	—	—	—

Total real estate construction	1	1	—	1	—
Commercial mortgage:
Commercial real estate business line	—	—	—	—	—
Other	7	6	6	6	4

Total commercial mortgage	7	6	6	6	4
Residential mortgage	1	—	—	—	—
Consumer	2	4	3	3	3
Lease financing	—	1	8	—	—
International	1	7	3	13	17

Total loans charged-off	53	76	84	97	94
Recoveries on loans previously charged-off:
Commercial	13	15	10	16	4
Real estate construction	—	—	—	—	—
Commercial mortgage	1	1	—	—	1
Residential mortgage	—	—	—	—	—
Consumer	1	1	—	—	2
Lease financing	—	—	1	—	—
International	5	3	3	5	4

Total recoveries	20	20	14	21	11

Net loans charged-off	33	56	70	76	83
Provision for loan losses	—	20	65	77	83

Balance at end of period	$729	$762	$798	$803	$802

Allowance for loan losses as a percentage of total loans	1.83%	1.90%	1.99%	1.99%	1.97%
Net loans charged-off as a percentage of average total loans	0.33	0.55	0.69	0.75	0.79

Allowance for credit losses on lending-related commitments*	$24	$28	$32	$33	$29

* Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

NONPERFORMING ASSETS

Comerica Incorporated and Subsidiaries

	2004			2003
(in millions)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
SUMMARY OF NONPERFORMING ASSETS AND PAST DUE LOANS
Nonaccrual loans:
Commercial	$181	$229	$282	$295	$382
Real estate construction:
Real estate construction business line	28	20	19	21	28
Other	3	3	5	3	4

Total real estate construction	31	23	24	24	32
Commercial mortgage:
Commercial real estate business line	10	12	3	3	3
Other	70	80	90	84	65

Total commercial mortgage	80	92	93	87	68
Residential mortgage	1	3	4	2	1
Consumer	2	2	5	7	8
Lease financing	19	13	13	24	25
International	47	42	68	68	82

Total nonaccrual loans	361	404	489	507	598
Reduced-rate loans	—	—	—	—	—

Total nonperforming loans	361	404	489	507	598
Other real estate	27	26	32	30	25
Nonaccrual debt securities	—	—	1	1	4

Total nonperforming assets	$388	$430	$522	$538	$627

Nonperforming loans as a percentage of total loans	0.91%	1.01%	1.22%	1.26%	1.47%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	0.98	1.07	1.30	1.33	1.54
Allowance for loan losses as a percentage of total nonperforming assets	188	177	153	149	128
Loans past due 90 days or more and still accruing	$20	$25	$35	$32	$56

ANALYSIS OF NONACCRUAL LOANS
Nonaccrual loans at beginning of period	$404	$489	$507	$598	$559
Loans transferred to nonaccrual (1)	106	63	92	114	211
Nonaccrual business loan gross charge-offs (2)	(48)	(71)	(80)	(93)	(91)
Loans transferred to accrual status (1)	—	—	—	—	—
Nonaccrual business loans sold (3)	(16)	(33)	(14)	(48)	(37)
Payments/Other (4)	(85)	(44)	(16)	(64)	(44)

Nonaccrual loans at end of period	$361	$404	$489	$507	$598

(1) Based on an analysis of nonaccrual loans with book balances greater than $2 million. (2) Analysis of gross loan charge-offs:

Nonaccrual business loans	$48	$71	$80	$93	$91
Performing watch list loans	2	1	1	1	—
Consumer loans	3	4	3	3	3

Total gross loan charge-offs	$53	$76	$84	$97	$94

(3) Analysis of loans sold:

Nonaccrual business loans	$16	$33	$14	$48	$37
Performing watch list loans	30	14	18	15	—

Total loans sold	$46	$47	$32	$63	$37

(4) Net change related to nonaccrual loans with balances less than $2 million, other than business loan gross charge-offs and nonaccrual loans sold, are included in Payments/Other.

ANALYSIS OF NET INTEREST INCOME (FTE)

Comerica Incorporated and Subsidiaries

	Three Months Ended
	September 30, 2004			June 30, 2004			September 30, 2003
	Average		Average	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Commercial loans	$22,096	$234	4.21%	$22,178	$217	3.93%	$23,314	$237	4.02%
Real estate construction loans	3,273	46	5.58	3,253	42	5.13	3,500	44	4.94
Commercial mortgage loans	7,951	104	5.22	8,050	100	4.99	7,617	101	5.23
Residential mortgage loans	1,239	18	5.63	1,209	17	5.73	1,188	17	5.92
Consumer loans	2,671	31	4.68	2,653	30	4.57	2,461	30	4.94
Lease financing	1,266	11	3.46	1,271	14	4.29	1,273	15	4.63
International loans	2,149	26	4.87	2,115	23	4.42	2,528	25	3.95
Business loan swap income	—	45	—	—	57	—	—	62	—

Total loans	40,645	515	5.04	40,729	500	4.93	41,881	531	5.03
Investment securities available-for-sale (1)	4,225	36	3.31	4,460	35	3.17	4,817	37	3.00
Short-term investments	1,556	8	2.17	2,450	10	1.51	3,148	12	1.49

Total earning assets	46,426	559	4.78	47,639	545	4.59	49,846	580	4.61
Cash and due from banks	1,652			1,727			1,872
Allowance for loan losses	(774)			(812)			(831)
Accrued income and other assets	3,044			3,039			3,034

Total assets	$50,348			$51,593			$53,921

Money market and NOW deposits	$17,526	47	1.06	$17,886	43	0.95	$17,665	49	1.09
Savings deposits	1,652	1	0.36	1,651	1	0.38	1,566	2	0.43
Certificates of deposit	5,826	26	1.79	5,991	24	1.61	7,607	31	1.63
Foreign office time deposits	718	5	2.76	655	4	2.20	571	4	2.81

Total interest-bearing deposits	25,722	79	1.22	26,183	72	1.10	27,409	86	1.24
Short-term borrowings	251	1	1.36	262	—	0.94	447	1	1.06
Medium- and long-term debt	4,462	27	2.45	4,566	25	2.17	5,173	27	2.07

Total interest-bearing sources	30,435	107	1.40	31,011	97	1.26	33,029	114	1.37

Noninterest-bearing deposits	14,012			14,730			15,079
Accrued expenses and other liabilities	911			849			813
Common shareholders’ equity	4,990			5,003			5,000

Total liabilities and shareholders' equity	$50,348			$51,593			$53,921

Net interest income/rate spread (FTE)		$452	3.38		$448	3.33		$466	3.24

FTE adjustment		$1			$—			$1

Impact of net noninterest-bearing sources of funds			0.48			0.44			0.46

Net interest margin (as a percentage of average earning assets) (FTE)			3.86%			3.77%			3.70%

(1) The average rate for investment securities available-for-sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE)

Comerica Incorporated and Subsidiaries

	Nine Months Ended
	September 30, 2004			September 30, 2003
	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate
Commercial loans	$21,997	$669	4.06%	$24,295	$751	4.13%
Real estate construction loans	3,293	129	5.24	3,554	134	5.05
Commercial mortgage loans	7,989	304	5.08	7,452	303	5.44
Residential mortgage loans	1,225	52	5.71	1,178	55	6.21
Consumer loans	2,650	92	4.62	2,452	95	5.16
Lease financing	1,276	39	4.05	1,280	44	4.59
International loans	2,171	73	4.46	2,660	89	4.47
Business loan swap income	—	154	—	—	231	—

Total loans	40,601	1,512	4.97	42,871	1,702	5.31
Investment securities available-for-sale (1)	4,411	111	3.32	4,440	124	3.72
Short-term investments	1,948	25	1.73	1,988	28	1.88

Total earning assets	46,960	1,648	4.68	49,299	1,854	5.03
Cash and due from banks	1,681			1,847
Allowance for loan losses	(805)			(831)
Accrued income and other assets	3,055			3,202

Total assets	$50,891			$53,517

Money market and NOW deposits	$17,772	131	0.99	$17,146	160	1.25
Savings deposits	1,636	5	0.38	1,565	6	0.52
Certificates of deposit	6,110	76	1.66	8,421	111	1.76
Foreign office time deposits	655	12	2.47	639	16	3.30

Total interest-bearing deposits	26,173	224	1.14	27,771	293	1.41
Short-term borrowings	275	2	1.05	622	6	1.24
Medium- and long-term debt	4,607	76	2.22	5,176	84	2.17

Total interest-bearing sources	31,055	302	1.30	33,569	383	1.53

Noninterest-bearing deposits	13,910			14,150
Accrued expenses and other liabilities	897			787
Common shareholders’ equity	5,029			5,011

Total liabilities and shareholders’ equity	$50,891			$53,517

Net interest income/rate spread (FTE)		$1,346	3.38		$1,471	3.50

FTE adjustment		$2			$2

Impact of net noninterest-bearing sources of funds			0.44			0.49

Net interest margin (as a percentage of average earning assets) (FTE)			3.82%			3.99%

(1) The average rate for investment securities available-for-sale was computed using average historical cost.

CONSOLIDATED STATISTICAL DATA

Comerica Incorporated and Subsidiaries

	September 30,	June 30,	March 31,	December 31,	September 30,
(in millions, except per share data)	2004	2004	2004	2003	2003
Commercial loans (1):
Floor plan	$2,270	$2,802	$2,797	$2,731	$2,053
Other	18,876	18,656	18,704	18,848	19,977

Total commercial loans	21,146	21,458	21,501	21,579	22,030
Real estate construction loans:
Real estate construction business line	2,641	2,661	2,628	2,754	2,866
Other	635	621	615	643	630

Total real estate construction loans	3,276	3,282	3,243	3,397	3,496
Commercial mortgage loans:
Commercial real estate business line	1,498	1,656	1,718	1,655	1,574
Other	6,433	6,424	6,311	6,223	6,057

Total commercial mortgage loans	7,931	8,080	8,029	7,878	7,631
Residential mortgage loans (1)	1,263	1,211	1,210	1,228	1,210
Consumer loans (1):
Home equity	1,815	1,788	1,657	1,647	1,565
Other consumer	907	884	969	963	936

Total consumer loans	2,722	2,672	2,626	2,610	2,501
Lease financing	1,260	1,266	1,268	1,301	1,289
International loans	2,117	2,130	2,135	2,309	2,478

Total loans	$39,715	$40,099	$40,012	$40,302	$40,635

(1) Loans to individuals associated with commercial lending relationships were reclassified from commercial loans (other) to residential mortgage loans and consumer loans (both home equity and other consumer) in the second quarter of 2004. Prior periods have been reclassified.

Goodwill	$247	$247	$247	$247	$247
Core deposit intangible	—	—	1	1	2
Other intangible assets	1	1	1	1	1
Loan servicing rights	20	19	18	17	16
Deferred mutual fund distribution costs	9	10	11	12	14
Amortization of intangibles (quarterly)	—	1	—	1	—

Tier 1 common capital ratio*	8.16%	8.00%	8.00%	8.04%	7.92%
Tier 1 risk-based capital ratio*	8.81	8.64	8.64	8.72	8.58
Total risk-based capital ratio *	13.06	12.91	12.60	12.71	12.64
Leverage ratio*	10.33	9.97	10.15	10.13	9.54

Book value per share	$29.52	$28.75	$29.41	$29.20	$29.05
Market value per share for the quarter:
High	$61.48	$56.99	$59.23	$56.34	$49.75
Low	53.00	50.45	52.30	46.38	45.28
Close	59.35	54.88	54.32	56.06	46.60

Quarterly ratios:
Return on average common shareholders’ equity	15.68%	15.35%	12.71%	12.33%	12.55%
Return on average assets	1.55	1.49	1.28	1.22	1.16
Efficiency ratio	56.08	55.08	55.84	56.34	55.28

Number of banking offices	364	361	362	360	358
Number of employees — full time equivalent	10,919	11,111	11,237	11,282	11,302

* September 30, 2004 ratios are estimated

PARENT COMPANY ONLY BALANCE SHEETS

Comerica Incorporated

	September 30,	December 31,	September 30,
(in millions, except share data)	2004	2003	2003
ASSETS
Cash and due from banks	$1	$—	$—
Short-term investments with subsidiary bank	215	296	199
Investment in subsidiaries, principally banks	5,611	5,599	5,659
Premises and equipment	3	3	3
Other assets	294	262	294

Total assets	$6,124	$6,160	$6,155

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$827	$826	$836
Other liabilities	261	224	226

Total liabilities	1,088	1,050	1,062
Common stock — $5 par value:
Authorized — 325,000,000 shares
Issued — 178,735,252 shares at 9/30/04, 12/31/03 and 9/30/03	894	894	894
Capital surplus	408	384	378
Accumulated other comprehensive income	(24)	74	111
Retained earnings	4,222	3,973	3,909
Less cost of common stock in treasury — 8,169,292 shares at 9/30/04, 3,735,163 shares at 12/31/03 and 3,421,888 shares at 9/30/03	(464)	(215)	(199)

Total shareholders’ equity	5,036	5,110	5,093

Total liabilities and shareholders’ equity	$6,124	$6,160	$6,155

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

Comerica Incorporated and Subsidiaries

			Accumulated
			Other			Total
	Common	Capital	Comprehensive	Retained	Treasury	Shareholders'
(in millions, except share data)	Stock	Surplus	Income (Loss)	Earnings	Stock	Equity
BALANCE AT JANUARY 1, 2003	$894	$363	$237	$3,684	$(231)	$4,947
Net income	—	—	—	503	—	503
Other comprehensive loss, net of tax	—	—	(126)	—	—	(126)

Total comprehensive income	—	—	—	—	—	377
Cash dividends declared on common stock ($1.50 per share)	—	—	—	(262)	—	(262)
Net issuance of common stock under employee stock plans	—	(5)	—	(16)	32	11
Recognition of stock-based compensation expense	—	20	—	—	—	20

BALANCE AT SEPTEMBER 30, 2003	$894	$378	$111	$3,909	$(199)	$5,093

BALANCE AT JANUARY 1, 2004	$894	$384	$74	$3,973	$(215)	$5,110
Net income	—	—	—	550	—	550
Other comprehensive loss, net of tax	—	—	(98)	—	—	(98)

Total comprehensive income	—	—	—	—	—	452
Cash dividends declared on common stock ($1.56 per share)	—	—	—	(268)	—	(268)
Purchase of 5,977,723 shares of common stock	—	—	—	—	(336)	(336)
Net issuance of common stock under employee stock plans	—	(2)	—	(33)	87	52
Recognition of stock-based compensation expense	—	26	—	—	—	26

BALANCE AT SEPTEMBER 30, 2004	$894	$408	$(24)	$4,222	$(464)	$5,036